Exhibit 24

POWER OF ATTORNEY

We, the undersigned, hereby constitute Thomas F. Skelly and Joseph E. Mullaney, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below, this registration statement and any and all amendments and supplements thereto, including post-effective amendments, pursuant to the Securities Act of 1933, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or either of them, to said registration statement and to an
     WITNESS Our Hand and Seal on the Date set forth below.

Signatures                          Title                                  Date

* ALFRED M. ZEIEN        Chairman of the Board     September 21,1995
  Alfred M. Zeien                of Directors, Chief Executive
                                           Officer and Director

*MICHAEL C. HAWLEY   President and Chief          September 21, 1995
 Michael C. Hawley             Operating Officer and Director

*JOSEPH E. MULLANEY   Vice Chairman of the      September 21, 1995
 Joseph E. Mullaney              Board of Directors and Director

THOMAS F. SKELLY         Senior Vice President       September 21, 1995
Thomas F. Skelly                 and Chief Financial Officer

*CHARLES W. CRAMB     Vice President,                 September 21, 1995
  Charles W. Cramb             Controller and Principal
                                            Accounting Officer

*WILBUR H. GANTZ         Director                             September 21, 1995
 Wilbur H. Gantz

*MICHAEL B. GIFFORD    Director                            September 21, 1995
 Michael B. Gifford

*CAROL R. GOLDBERG     Director	                         September 21, 1995
 Carol R. Goldberg

*HERBERT H. JACOBI        Director                          September 21, 1995
  Herbert H. Jacobi

*RICHARD R. PIVIROTTO Director                          September 21, 1995
 Richard R. Pivirotto

*JUAN M. STETA               Director
September 21, 1995
  Juan M. Steta

*ALEXANDER B. TROWBRIDGE  Director            September 21, 1995
 Alexander B. Trowbridge

*JOSEPH F. TURLEY          Director                         September 21, 1995
  Joseph F. Turley